UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2009

Quixote Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-08123	36-2675371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 East Wacker Drive, Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (312) 467-6755

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 20, 2009, we issued a press release announcing our financial results for our fourth quarter ended June 30, 2009. The full text of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.

In a conference call discussing the press release, management disclosed certain information which may be considered important to certain shareholders.

For fiscal 2010, we estimate depreciation and amortization expense to be $3 million. Capital expenditures for the year are targeted at approximately $2 million. We plan to provide for income taxes at an effective income tax rate of 38%. In addition, we're forecasting sales for 2010 to increase both domestically and internationally with similar percentage increases for both over fiscal 2009.

A conference call discussing the press release was recorded and is available for replay through Thursday, August 27, 2009. To access the replay, please call (888) 286-8010 and enter passcode 83268891. The recorded web cast will also be available at "www.quixotecorp.com".

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, projections, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not historical facts, including statements concerning our position with respect to net operating losses and possible limitations on their use. Actual results may differ materially from those expressed or implied by the forward-looking statements contained in this release. Forward-looking statements are subject to numerous risks, uncertainties and assumptions about us and our business. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks and uncertainties discussed in our Form 10-Q Report for the quarter ended December 31, 2008, under the caption "Forward-Looking Statements" in Management's Discussion and Analysis of Financial Condition and Results of Operations and the caption "Risk Factors" at Item 1A in Part II, which discussion is incorporated herein by this reference. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

The following Exhibits are included herein:

(d)    Exhibits

        99      Press Release issued by Quixote Corporation, dated August 20, 2009

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quixote Corporation
Date: August 20, 2009	/s/ DANIEL P. GOREY Daniel P. Gorey Executive Vice President, Chief Financial Officer and Treasurer (Chief Financial & Accounting Officer)